NUVEEN COLORADO TAX FREE FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE SUMMARY PROSPECTUS DATED

MARCH 21, 2011

Proposed Reorganization of

Nuveen Colorado Tax Free Fund into Nuveen Colorado Municipal Bond Fund

The Board of Trustees/Directors of Nuveen Multistate Trust I (the “Trust”) and Nuveen Investment Funds, Inc. (the “Company”) has approved the reorganization of Nuveen Colorado Tax Free Fund (the “Acquired Fund”), a series of the Company, into Nuveen Colorado Municipal Bond Fund (the “Acquiring Fund”), a series of the Trust. The reorganization is subject to approval by the shareholders of the Acquired Fund.

If the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-January 2012. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Acquired Fund in mid-December 2011.

The Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before the reorganization. However, holders of shares purchased after the record date set for the Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FCOS-0911P